                                                                    EXHIBIT 99.2


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
              AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Mark M. Jacobs, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Energy, Incorporated (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o the amended Annual Report on Form 10-K of Reliant Energy, Incorporated for the fiscal year ended December 31, 2001, as amended by the Annual Report on Form 10-K/A (Amendment No. 1) of Reliant Energy, Incorporated for the fiscal year ended December 31, 2001, as filed on July 5, 2002;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Energy, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    any amendments to any of the foregoing.

                                              Subscribed and sworn to before me
/s/ Mark M. Jacobs                            this fourteenth day of August 2002
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Mark M. Jacobs
Executive Vice President and                  /s/ Debra C. Arcy
Chief Financial Officer                           -------------
August 14, 2002                               Notary Public
                                              My Commission Expires:
                                                       11/14/2004
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